UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2015

CannaPharmaRx, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27055	27-4635140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Collins Drive, Suite 100, Carneys Point, New Jersey		08069
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856-376-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On January 20, 2015, CannaPharmaRx, Inc., a Delaware corporation (the "Company"), issued a 3-year warrant (the "First Warrant") to Viridian Capital & Research, LLC ("VCR") as compensation for the services rendered by VCR in connection with the delivery of a company report describing the business, technology and products, markets, growth strategy and financial aspects of the Company. The First Warrant is exercisable into 244,283 of the Company’s fully-diluted common shares at an exercise price equal to the price per share of the Company’s common stock on the 10 days preceding January 20, 2015 or $2.90. The First Warrant has a 3-year life, a cashless exercise provision and is fully transferable with the Company’s approval, which shall not be unreasonably withheld. The First Warrant is callable on 60 days’ notice if (i) the Company’s common stock trades on the NASDAQ and (ii) the Company’s common stock trades at three times the exercise price of the First Warrant for 20 consecutive trading days.

On February 23, 2015, the Company issued another 3-year warrant (the "Second Warrant," and together with the First Warrant, the "Warrants") to VCR as compensation for VCR’s services in managing and implementing investor relations strategies designed to enhance the Company’s presence, reach and mindshare with the U.S. investment community and industry. The Second Warrant is exercisable into 244,283 of the Company’s fully-diluted common shares at an exercise price equal to the price per share of the Company’s common stock on the 10 days preceding February 23, 2015 or $2.50. The Second Warrant has a 3-year life, a cashless exercise provision and is fully transferable with the Company’s approval, which shall not be unreasonably withheld. The Second Warrant is callable on 60 days’ notice if (i) the Company’s common stock trades on the NASDAQ and (ii) the Company’s common stock trades at three times the exercise price of the Second Warrant for 20 consecutive trading days.

With respect to the Company’s issuances of the Warrants to VCR, the Company relied upon the private offering exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act").

On March 31, 2015, for aggregate consideration of $454,500, the Company issued 303,001 shares of its common stock to various investors pursuant to the first closing of a private placement of its common shares (the "Private Placement").

On April 23, 2015, for aggregate consideration of $250,000, the Company issued 166,667 shares of its common stock to various investors pursuant to the second closing of the Private Placement.

With respect to the issuances of the Company’s common stock pursuant to the Private Placement, the Company relied upon the exemption afforded by Rule 506(b) of Regulation D of the Securities Act, which is a safe harbor for the private offering exemption of Section 4(a)(2) of the Securities Act. VCR and the various investors that purchased common shares of the Company pursuant to the Private Placement were composed solely of accredited investors, as that term is defined in Rule 501 of Regulation D, and no more than 35 non-accredited investors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CannaPharmaRx, Inc.

April 29, 2015	By:	/s/ Gerald E. Crocker

Name: Gerald E. Crocker
Title: Chief Executive Officer and Director